UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 26, 2016 (January 20, 2016)

National CineMedia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

National CineMedia, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-176056	20-2632505
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado 80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Compensation for Chairman of the Board

On January 20, 2016, the Board of Directors of National CineMedia, Inc. (the “Company”) appointed Scott N. Schneider, currently Chairman of the Company’s Board of Directors, as the Non-employee Executive Chairman of the Board of Directors of the Company. The term of his appointment (the “Chairmanship Term”) is from January 4, 2016 through the earliest of (1) December 31, 2016, (2) the death of Mr. Schneider or (3) the removal of Mr. Schneider from the Board of Directors of the Company.

In connection with Mr. Schneider’s new position, the Company, National CineMedia, LLC and Mr. Schneider entered into a Director Service Agreement, dated January 22, 2016, with a term ending at the end of the Chairmanship Term. Under the terms of the Director Service Agreement, the Company will pay Mr. Schneider $675,000 for his services, $405,000 of which is payable in cash. The remainder of the compensation is a grant of restricted stock units (“RSU”) of 17,988 shares of Company stock ($270,000 divided by $15.01, the closing price of the Company’s common stock on January 20, 2016). This RSU award vests in full on January 20, 2017. This compensation to Mr. Schneider is in lieu of other Board of Director and Board Committee compensation otherwise payable in 2016.

The Company’s Compensation Committee also awarded Mr. Schneider a one-time payment in consideration for extraordinary services during 2015 undertaken in his role as the Company’s lead director, including for work in connection with the succession of the Company’s past chief executive officer to the Company’s new chief executive officer on January 1, 2016. This one-time payment was $1,000,000, $600,000 of which is payable in cash. The remaining portion was a fully-vested RSU award of 26,648 shares of Company stock ($400,000 divided by $15.01, the closing price of the Company’s common stock on January 20, 2016).

A copy of the Director Service Agreement is included as Exhibit 10.1.

2016 Restricted Stock Awards to Executive Officers

The Compensation Committee of the Board of Directors of the Company granted performance-based and time-based restricted stock awards to each of the Company’s executive officers effective January 20, 2016, as described in greater detail below.

The following table shows the target number of Performance-Based Restricted Stock and Time-Based Restricted Stock for each executive officer:

Name and Position	Number of Target Shares of Performance - Based Restricted Stock (1)	Number of Shares of Time - Based Restricted Stock	Total Number of Shares of Restricted Stock
Andrew J. England Chief Executive Officer & Director	74,950	24,983	99,933
Clifford E. Marks President of Sales & Marketing	92,503	61,669	154,172
Alfonso P. Rosabal, Jr. EVP, Chief Operations Officer & Chief Technology Officer	32,778	21,852	54,630
Ralph E. Hardy Executive Vice President & General Counsel	21,279	14,186	35,465
David J. Oddo Senior Vice President, Finance & Interim Co-Chief Financial Officer	4,582	13,745	18,327
Jeffrey T. Cabot Senior Vice President, Controller & Interim Co-Chief Financial Officer	5,126	15,379	20,505

Executive Officers as a Group	231,218	151,814	383,032

(1)	Reflects the target number of shares that will vest if actual cumulative Free Cash Flow equals 100% of the three-year cumulative Free Cash Flow target. The performance-based restricted stock awards are scheduled to vest based on the scale shown below. The Compensation Committee may apply other pre-determined adjustments to the definition of Free Cash Flow under the plan The performance-based restricted shares are scheduled to vest on the 60th day following the last day of the three-year measurement period (the “Vesting Date”) and include the right to receive regular and special cash dividends accrued over the vesting period, if and when the underlying shares vest. Below is a summary of how the number of vested shares of restricted stock will be determined based on the level of achievement of actual cumulative Free Cash Flow.

Free Cash Flow - % of Target	Award Vesting % of Target Shares
<80%	None
80%	25%
95%	90%
100%	100%
≥110%	150%

If actual cumulative Free Cash Flow is between 80% and 110% of the target, the award will be determined by interpolation according to the scale above.

The time-based restricted shares are scheduled to vest 33.33% on the first, second and third anniversaries of the grant date, subject to continuous service. The time-based restricted shares include the right to receive regular and special cash dividends, if and when the underlying shares vest.

Upon vesting of the restricted stock described above, National CineMedia, LLC (“NCM LLC”) will issue common membership units to the Company equal to the number of shares of the Company’s common stock represented by such restricted stock.

2016 Base Salaries for Executive Officers

The Compensation Committee approved the following 2016 base salaries effective January 20, 2016. Mr. England’s base salary is $750,000 as of January 1, 2016 per the terms of his previously disclosed employment agreement.

	2016 Base Salary	2015 Base Salary	Percentage Increase
Name and Position	(in thousands)
Clifford E. Marks President of Sales & Marketing	$842	$825	2%
Alfonso P. Rosabal, Jr. EVP, Chief Operations Officer & Chief Technology Officer	$410	$341	20	% (1)
Ralph E. Hardy Executive Vice President & General Counsel	$304	$298	2%
David J. Oddo Senior Vice President, Finance & Interim Co-Chief Financial Officer	$183	$180	2%
Jeffrey T. Cabot Senior Vice President, Controller & Interim Co-Chief Financial Officer	$205	$201	2%

(1)	Mr. Rosabal received a 2% increase in total direct compensation (salary, bonus and restricted stock), with a shift in pay mix from restricted stock to salary to better align his compensation with the compensation of other executives at our peer companies. Specifically, Mr. Rosabal received a 20% increase in salary and a 10% reduction in restricted stock grant value.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Director Service Agreement dated January 22, 2016, among National CineMedia, Inc., National CineMedia, LLC and Scott Schneider.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of NCM, Inc. and NCM LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: January 26, 2016	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General Counsel and Secretary

NATIONAL CINEMEDIA, LLC

	By:	National CineMedia, Inc., its manager

Dated: January 26, 2016	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

10.1	Director Service Agreement dated January 22, 2016, among National CineMedia, Inc., National CineMedia, LLC and Scott Schneider.